Deferred Taxation - Deferred Tax Balances in the Consolidated Statements of Financial Position (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Deferred tax assets and liabilities [abstract]
Deferred tax assets	¥ (25,500)	$ (3,919)	¥ (23,836)
Deferred tax liabilities	86,670	13,321	85,286
Deferred tax liability (asset), Total	¥ 61,170	$ 9,402	¥ 61,450	¥ 69,326